UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2012

MetaStat, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52735	20-8753132
(Commission File Number)	(IRS Employer Identification No.)

4 Autumnwood Court, The Woodlands, Texas 77380
(Address of principal executive offices and zip code)

(281) 363-0003
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements of Certain Officers

On May 22, 2012, the board of directors of MetaStat, Inc. (the “Company”) authorized an amendment to the Company’s 2012 Amended and Restated Omnibus Securities and Incentive Plan (the “Plan”) to increase the number of authorized and unissued shares of common stock reserved for issuance thereunder to 3,316,789.  A copy of the Plan, as amended, is attached as Exhibit No. 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	2012 Amended and Restated Omnibus Securities and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

METASTAT, INC.

By: /s/ Warren C. Lau
Name Warren C. Lau
Title: Chief Executive Officer

Dated: May 22, 2012